CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                       1934 ACT REPORTING REQUIREMENTS


                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              December 30, 1999
                               (Date of Report)

                      FIRST CHOICE HEALTH NETWORK, INC.
         (Name of Small Business Issuer as Specified in its Charter)

                         Commission File No. 0-23998


            WASHINGTON                  91-1272766
   (State or Other Jurisdiction      (I.R.S. employer
         of Incorporation)        identification number)

                         601 UNION STREET, SUITE 1100
                          SEATTLE, WASHINGTON  98101
                   (Address of Principal Executive Offices,
                             Including Zip Code)

             Registrant's Telephone Number, Including Area Code:
                                (206) 292-8255
Item 5.        Other Events


On  December  20,  1999,  First  Choice   Health  Network,  Inc.
executed a participation agreement with University of Washington Academic Medical Center to become a participant in the administration, operations and any incentives bestowed upon any shareholders in
First  Choice  Health  Network  effective January 1,  2000.   First
Choice offers and operates a preferred provider organization and a managed care delivery system for cost-effective, quality health care benefits, and for comprehensive health care claims processing and
administration.   The agreement  between the  two companies  consisted
of  the following transaction as described in the paragraph below.

University of Washington Academic Medical Center shall pay the affiliation fee of $2,520,000, payable $1,260,000 upon execution of this Agreement and the remaining $1,260,000 will be paid in three equal payments of $420,000 due annually for three years plus interest at five percent (5%).

Item 7.    Financial Statements and Exhibits.

          (c)  Exhibits:

          10.23   Participation Agreement dated as of December 20,
		      1999, between Registrant and University of Washington Academic Medical Center, and related Promissory Note in the aggregate principal amount of $1,260,000.

                                  SIGNATURES


 In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                      FIRST CHOICE HEALTH NETWORK, INC.

Date:     December 30, 1999








                 By: / s /David Peel
                 David Peel
                 Senior Vice President of Finance
                 (Principal Financial and Accounting Officer
                 and Duly Authorized Officer)



                           PARTICIPATION AGREEMENT

              (University of Washington Academic Medical Center)

THIS IS A CONTRACT executed as of December 20, 1999, and effective January 1, 2000, between FIRST CHOICE HEALTH NETWORK, INC., a Washington corporation (_First Choice_) and the University of Washington (_UW_), an agency of the State of Washington, whose affiliated providers include the University of Washington Medical Center (_UWMC_); Harborview Medical Center (_HMC_); The Seattle Cancer Care Alliance (_SCCA_), a Washington nonprofit corporation; TheAssociation of University Physicians /d/b/a/ University of Washington Physicians (_UWP_), a Washington nonprofit corporation; The Association of CHRMC and University Physicians /d/b/a/ Children's University Medical Group(_CUMG_), a Washington nonprofit corporation; and UW Physicians Network (_UWPN_), a Washington nonprofit corporation; collectively the University of Washington Academic Medical Center (_UWAMC_).

                                   Recitals


A. First Choice offers and operates a preferred provider organization and managed care delivery system for cost-effective, quality health care benefits, and for comprehensive health care claims processing and administration.

B. The owners of First Choice are physicians and hospitals.

C. UW operates hospitals in King County, Washington, and employs faculty physicians who teach and through UWP and CUMG, provide medical services to patients at UW-approved sites of practice.

D. UW has determined that participation in the delivery system operated by First Choice will further UW purposes by:

     1. Making the UW and its affiliated providers accessible to as many members of the public as possible, including First Choice's participants who constitute a significant proportion of the patient population in King County and who otherwise have only limited access to the UW And the UWAMC;

     2. Strengthening the UW and ensuring continued and enhanced access to patient populations, including First Choice's participants, to support the general teaching and research missions of the UW;

     3 Providing continued and enhanced economic strength to support the infrastructure of the UW and to facilitate continued innovation in patient care and program development;

     4. Enhancing the service mission of the UW in Washington, Wyoming, Alaska, Montana, and Idaho (_WWAMI Area_) by providing access to a substantial regional network of physicians, clinics, hospitals, and the UWAMC to share treatment protocols and other services developed by UW institutions;

     5. Providing enhanced opportunities to bring research related to patient care to the bedside, thereby enhancing opportunities to develop innovative and more effective therapies and patient care protocols;

     6. Enhancing UWAMC's ability to fulfill its responsibility to provide clinical training in all branches of medicine; and

     7. Through this Agreement, providing UW an opportunity to participate in future decisions regarding health care insurance offerings, coverage, costs, and policies, such UW involvement to benefit the general public that the UW and UWAMC serves.

E. UW wishes to participate in First Choice and for UWAMC entities to participate as providers in the delivery system operated by First Choice on the terms and conditions of this Agreement. First Choice desires that UW and UWAMC entities so participate.

                                  Agreement

Accordingly, the parties agree as follows:

1. Affiliate. By executing this Agreement and paying the affiliation fee required herein, UW shall be entitled to the rights and benefits provided for herein.

2. Fee. The affiliation fee shall be $2,520,000, payable $1,260,000 upon execution of this Agreement and the remaining $1,260,000 on an installment basis pursuant to the terms of a Promissory Note (the _Note_) in the form attached hereto as Exhibit A. Interest shall accrue on the unpaid principal balance at the rate of five percent (5%) per annum until paid in full.

   UW's obligation to make future outstanding payments pursuant to the terms of the Note may be terminated by UW at any time upon thirty (30) days' written notice to First Choice under any of the following circumstances:

   (a) If First Choice is adjudicated bankrupt, becomes insolvent, meaning unable to pay its normal bills in the ordinary course of business, voluntarily files for bankruptcy or other similar arrangement, or if a receiver or trustee is appointed for First Choice for any similar reasons;

   (b) If the federal or state government establishes a single payor system or method for reimbursement or payment for health care services in the State of Washington or establishes some other type of health care delivery system that eliminates the need for the managed care delivery system offered by First Choice;

   (c) If First Choice assigns, as the result of merger or acquisition, its rights or obligations under this Agreement or any First Choice Provider Organization Service Agreement, Health Care Facility Service Contract, or Preferred Provider/Group Contract or similar arrangement with any UWAMC institution or provider, or upon a sale of substantially all of the assets of First Choice or if more than 50% of the Class B stock in First Choice is transferred to parties other than existing Class B shareholders; unless there has been prior written consent of UW to such assignment of obligations under this Agreement or to such sale of assets or transfer of Class B stock;

   (d) If UW is able to prove that First Choice has taken material action which is detrimental to any UWAMC institution or provider's interest as a contracting hospital or provider for First Choice enrollees such as authorizing significant dividends for Class _A_ shareholders but not Class _B_ shareholders;

   (e) If First Choice discontinues its Health Care Facility Service Contract or similar agreement with any UWAMC entity;

   (f) If the state auditor or a court of competent jurisdiction determines that this Agreement violates federal or state law;

   (g) If the number of persons covered under group plans with which First Choice has contracted to provide managed care falls below 500,000;or

   (h) If First Choice fails to maintain provider contracts with UWAMC affiliated physician groups and clinics (except as otherwise agreed by the parties) after the effective date of this Agreement.

   In the event of such termination of payment, UW shall not be obligated for any installment obligations under the Note arising after the expiration of the thirty (30) day notice. In the event UW so elects to terminate further payments, UW shall be entitled to no refund or offset for any sums already paid to First Choice.

   In the event that UW withdraws from First Choice within six (6) months before or after events described in paragraph c or (d) above, then First Choice shall pay to the UW a distribution, treating the UW affiliation fee as if, on the effective date hereof, it had been used for the purposes of purchasing 5800 share of Class B stock of First Choice (adjusted for any intervening stock splits, redemptions, or recapitalizations, but not for any intervening stock sales or purchases). The distribution shall equal the fair market value of such adjusted shares of Class B stock of First Choice. Any such distribution shall be first applied to any sums still owed under the Note whether the Note payment is due or not. No equivalent distribution payment will be made to UW until the Note is fully paid (taking into account the application described in the preceding sentence).

   If UW terminates payments due under the Note, this Agreement terminates on the effective date of the Note payment termination.

3. Provider and Facility Contracts. During the period January 1, 2000, through January 1, 2003 and thereafter as mutually agreed: (1) First Choice agrees to enter into a Health Care Facility Service Contract with UWAMC hospitals, including but not limited to UWMC and HMC, the Contract to be substantially in the form attached hereto as Exhibit B; (2) First Choice agrees to contract with UWAMC physician groups to provide medical services; (3) First Choice agrees to contract with other UWAMC entities, including without limitation UWPN and SCCA; (4) First Choice will not require any UWAMC institution or provider to give First Choice rates for services rendered below the lowest rates those institutions or providers extend to other non-governmental payors; and (5) First Choice will not unfairly discriminate against UWAMC institutions or providers with respect to other shareholders or affiliated public hospital districts in its promotional efforts. Further, First Choice agrees to negotiate amendments to, and/or renewals of, the Contracts referenced in this
   Section 3 with each UWAMC entity in good faith.

4. Securities. It is not the intent of the parties that this Agreement or the relationship between the parties is a security as contemplated under state and federal securities laws.

5. Representations of First Choice.  First Choice hereby represents that:

   (a) First Choice is a corporation duly organized, validly existing and in good standing under the laws of the State of Washington.

   (b) The execution and delivery of this Agreement and consummation of the transaction contemplated by this Agreement have been presented for
	  approval by the Board of Directors of First Choice and this Agreement constitutes a valid and legally binding obligation of First Choice.

   (c) First Choice has provided true and accurate copies of the following documents to UW: current Articles of Incorporation and Bylaws of First Choice; a list of Class A shareholders of First Choice (substantially correct but because of the large number of physicians and frequent physician changes is not representative as totally accurate); a list of Class B shareholders of First Choice; shareholder agreements with Class B shareholders; form shareholder agreement with physicians; affiliation contracts with public hospital districts; tax returns for the past five years; audited financial statements for the past three years including the management representation letter; unaudited financial statements for the period ending July 31, 1999; a document indicating that First choice reasonably estimates it currently has contracts with group plans covering approximately 1,220,000 persons in the UWAMC's market; and a list of 521 individual physicians and 22 physician groups that have provider contracts with First Choice. As of the execution date of this Agreement, the documents show what each purports to show and are substantially correct; the unaudited financial position of First Choice through the date this Agreement as provided by First Choice is not materially adversely different than the financial position of First Choice as reflected in the July 31, 1999 unaudited financial statements. First Choice has substantially complied with and is not in default in any material respect under any laws or agreements to which First Choice is a party.

    d)No lawsuits or governmental investigations are currently pending against First Choice and there are no lawsuits threatened but not yet filed that are not covered by insurance against First Choice.

6. Representations of UW. UW hereby represents that:

   (a) UW has received and carefully read a copy of the documents listed in Paragraph 5(c) of this Agreement;

   (b) UW acknowledges that UW has been offered an opportunity to ask questions of, and receive answers from First Choice, its President, Gary R. Gannaway, and its Chief Financial Officer, David Peel, concerning the Company and its business and that any request for such information has been fully complied with by them as well as any other employees of First Choice to whom questions may have been directed;

   (c) UW has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of contracting with First Choice;

   (d) UW has adequate means of providing for the current needs of its business and operations and possible contingencies, and UW acknowledges that it will not have ready access to funds paid to First Choice;

   (e) First Choice has made no representations or warranties other than stated in this Agreement in connection with UWAMC's entering this contract and all prior discussions are merged into the terms of this Agreement and the accompanying Provider Agreement.

   (f) This Agreement has been approved by the Board of Regents of the UW.

7. Restrictions on Transferability of Interest. Although First Choice is a reporting company under Section 12 of the 1934 Securities and Exchange Act, UW realizes that its interest in First Choice is an index of membership and participation in First Choice's business operations and is not for investment purposes and that such interest in First Choice is not, and will not be registered under the Securities Act of 1933, as amended (the _Act_), or under the securities laws of any state. UW also understands that First Choice has not agreed to and is not required to register UW's interest in First Choice under the Act or any applicable state securities laws. UW understands that the interest in First Choice which UW has acquired must be held indefinitely unless terminated in accordance with this Agreement and may not be transferred or sold except pursuant to Section 12 c hereof.

8. Participation in Administration. UW shall receive notice of, and shall have the right to attend and participate in, all meetings of the shareholders of First Choice, but shall have no right to vote at such meetings. UWAMC employees and physicians may from time to time serve as directors of First Choice or on its committees, and as such, they shall have voting rights at least equivalent to those of other similarly situated persons. Such participation shall not be deemed participation by UW, and UW shall not be subject to any additional costs, duties or
   liabilities as a result of any such participation:   provided, that
   solely for its own purposes First Choice may determine that any such participant shall be a _hospital_ representative or a representative of a physician group.

9. Participation in Operations has not been, and will never be a shareholder or member of First Choice or have any rights or obligations with respect to First Choice except as set forth in this Agreement and such other agreements as may be executed hereafter. Subject to the foregoing, UW agrees to participate in the operations of First choice on the terms and conditions of this Agreement and any agreements to be executed hereafter. Nothing herein shall obligate UW to offer, introduce or maintain services or facilities of any type or kind, or interfere with UW's obligations to provide medical research and education, and patient care service for persons in the WWAMI Area. UW agrees to participate in First Choice's Utilization Management Program and to make use of First Choice's administrative services as the parties may from time to time agree. Both First Choice and UW are aware of the recurrent changes in health care reimbursement laws and practices, and the inevitability that First Choice will be required to make changes in its operating plans and practices to respond to competitive and other pressures. To the extent applicable given UW's status as a state agency, UW shall follow the corporate Articles of Incorporation, Bylaws, Rules and Regulations of First Choice as now exists and hereafter amended. UWAMC entities shall maintain Preferred Provider/Group Contracts and Health Care Facility Service Contracts with First Choice but shall not be required at any time to participate as a provider in the First Choice Health Plan except with the mutual consent of both UWAMC and the First Choice Health Plan, which consent may be withheld, with or without cause, in the sole discretion of either party.

10.Participation in Incentives.    UW shall participate in any incentive or
   reward program established by First Choice on the terms and conditions thereof. The formula for determining any incentive or reward program shall not be less favorable to UW than to any hospital that is a shareholder of First Choice. For this purpose, if incentives or rewards for shareholder hospitals shall be based on their equity contributions or membership fees or both, the incentives and rewards for UW shall be calculated as if UW owned 5800 shares of Class B stock (adjusted for any intervening stock splits, redemptions, or recapitalizations, but not for any intervening stock sales or purchases). Under no circumstances will UW be required without its express consent (which consent may be withheld, with or without cause, in its sole discretion and regardless of any capital calls or other payments made by Class B Shareholders or other participating hospitals) to make any payment to or for First Choice or its successors or assigns, or on account of its operations other than the affiliation fee. UW agrees to accept the risk that its cost for services provided to First Choice subscribers may exceed its reimbursement from First Choice for providing such services. UW agrees that it will not seek recovery from subscribers (or from the employees and dependents of subscribers) for its costs not reimbursed by First Choice, except to the extent provided by the contracts between First Choice and its subscribers or between First Choice and UWAMC entities, or as otherwise permitted by law or regulations. If First Choice at any time pays any dividends on its stock to its hospital shareholders, or makes other distributions (including a liquidation or dissolution distribution) to hospitals in respect of its stock, it shall make an equivalent distribution to UW. Solely for purposes of such distributions, the UW affiliation fee shall be treated as if, on the effective date hereof, it had been used for the purposes of purchasing 5800 shares of Class B stock of First Choice (adjusted for any intervening stock splits, redemptions, or recapitalizations, but not for any intervening stock sales or purchases). Any distribution made whether for reason of incentive, reward, dividends, merger, sale or dissolution distribution or otherwise, shall be first applied to any sums still owed under the Note whether the Note payment is due or not. No equivalent distribution payment will be made to UW until the Note is fully paid (taking into account the application described in the preceding sentence). Further, except as specified under Paragraph 2 of this Agreement, no payment will be made if UW has given First Choice notice of termination as permitted in Paragraph 2 of this Agreement.

11.Termination. In addition to terminating pursuant to Section 2 of this Agreement, this Agreement shall terminate on the same day that any Health Care Facility Service Contract or Preferred Provider/Group Contract between First Choice and the UWAMC entities terminates. Upon such termination, all such Contracts shall terminate and First Choice will pay UW an amount equal to the amount that, under the Articles and Bylaws (as amended to the first day of the calendar year in which the termination occurs) of First Choice, it would pay a withdrawing hospital shareholder which, on the date of termination, owned 5800 Class B shares of First Choice (adjusted for any intervening stock splits, redemptions, or recapitalizations, but not for any intervening stock sales or purchases). Such payment shall be made at the time and in the manner specified in the First Choice Articles of Incorporation and Bylaws as in effect on the date of the payment.

12.Miscellaneous.

   (a) Other Agreements. The parties understand and agree that they will from time to time enter other agreements, including provider contracts, pursuant to this Agreement.

   (b) Amendments. This Agreement may be amended or modified only by a written agreement signed by the parties.

   (c) Assignment. Neither party may assign any of its rights or obligations under this Agreement without the prior written notice of the other; provided, that UW may without consent
	  assign all or any of its rights and obligations hereunder to any entity wholly owned or controlled by it.




        EXECUTED the day and year first above written by:

FIRST CHOICE HEALTH NETWORK, INC.

By  / s /Gary R. Gannaway
    Gary R. Gannaway
    President

THE UNIVERSITY OF WASHINGTON

By  / s /Paul G. Ramsey        		By / s / Weldon Ihrig
    Paul G. Ramsey, M.D.                     Weldon Ihrig
    Vice President for Medical Affairs       Executive Vice President
    and Dean of the School of Medicine

Approved as to form:

By  / s /Steve Milam
    Steve Milam, Senior Counsel,
    Assistant Attorney General for the
    State of Washington and the University
    of Washington



                               PROMISSORY NOTE

$1,260,000                                          December  20,1999
                                                    Seattle,Washington

     University of Washington, an agency of the State of Washington (_Maker_),for value received, hereby promise to pay to the order of First Choice Health Network, Inc. (_Holder_) at 600 Union Street, Suite 1100, Seattle, Washington,98101-1838, or at such other place as the Holder may from time to time designate, the principal sum of One Million Two Hundred Sixty Thousand Dollars($1,260,000) in lawful money of the United States of America, together with interest on the unpaid balance from the date of this Note, until paid, at a rate of five percent (5%) per annum commencing January 1,
2000.  This Note  is given  in  accordance  with   the  terms  and
conditions  of  that   certain Participation Agreement (_Agreement_)
of even date herewith between Maker  and Holder.

     1. Payment  of Principal  and  Interest.   Payment  of the
        principal and interest of this Note shall be made as follows:

       Date					     Amount

	 January 1, 2001                  $420,000
       January 1, 2002                  $420,000
       January 1, 2003                  $420,000

     All payments made shall be applied first to the payment of accrued interest and then to the reduction of the then unpaid principal balance of this Note. The entire principal balance of this Note and all unpaid accruediinterest thereon shall in any event be due and payable in full on January 1, 2003. The provisions in this section with respect to payment are all subject to Maker's right to terminate its outstanding obligations as set forth in the Participation Agreement which is hereby incorporated by reference.

     2.Early Payment.   Maker  shall have  the right  to pay  any amounts
	 due hereunder in whole or in part at any earlier time or times without premium or penalty, except that said prepayment shall be applied first against accrued interest and then against principal, and any such prepayment shall be applied first to the last payment falling due hereunder.

     3.Default;  Acceleration.   In the  event Maker  has failed  to make
       any payment of principal or interest required to be made hereunder on the payment date prescribed and such default has not been
	 cured by maker within ten (10) days after the mailing of notice by Holder of such default, then all principal and accrued interest owing hereunder shall at Holder's option become immediately
	 due  and  payable,   without presentment, demand  or further notice
       of any kind.   Acceleration  of this  Note  shall  not  be
       applicable if, but only if, Maker has terminated its obligations to make outstanding payments hereunder pursuant to the Participation Agreement.

     4.Source of Payment and Lien of Note. This Note is unsecured and is payable solely out of the Gross Revenue of the Maker and is not a general obligation of the Maker.

     5.Waiver. Maker and all endorsers, sureties, and guarantors hereof, hereby jointly and severally waive presentment, demand for payment, notice of dishonor, notice of protest, protest, and all other notices or demands in connection with the delivery, acceptance, performance, default, endorsement or guaranty of this Note.

     6.Failure to Exercise Rights. No delay or failure on the part of
	 Holder to exercise any power or right shall operate as waiver thereof and such rights and powers shall be deemed continuous,
	 nor shall a partial exercise preclude full exercise thereof; and no right or remedy of Holder shall be deemed abridged or modified by any course of conduct and no waiver thereof shall be predicted thereon, nor shall failure to exercise any such
	 power or right subject Holder to any liability.   All rights of
	 Holder hereunder are cumulative and in addition to any other right of Holder under any other agreement or instrument to which
	 Maker is a party.

     7.Governing Law. This Note shall be construed in accordance with the laws of the State of Washington.

     8.Assignment.  Maker  may   not  delegate  or  assign  its  rights
	 or obligations hereunder without the prior written consent of Holder.


     IN WITNESS WHEREOF, Maker has executed this Promissory Note as of the 20th day of December, 1999.

                                    MAKER:

                                    UNIVERSITY OF WASHINGTON, an
                                    agency; of the State of  Washington


     						By / s /Weldon Ihrig
                                      Weldon Ihrig
                                      Executive Vice President